EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

      In connection with the Annual Report of Tegal Corporation., a Delaware corporation (the "Company"), on Form 10-K for the year ending March 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Michael L. Parodi, President and Chief Executive Officer of the Company, certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/   Michael L. Parodi
-------------------------------------
Chief Executive Officer and President
June 28, 2004


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

      In connection with the Annual Report of Tegal Corporation, a Delaware corporation (the "Company"), on Form 10-K for the year ending March 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Thomas R. Mika, Chief Financial Officer of the Company, certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/   Thomas R. Mika
----------------------------------------
Chief Financial Officer
June 28, 2004


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